EXBIBIT 99.2


                        [LOGO OMITTED]LEHMAN BROTHERS


                                  Transaction

Date:    28 November, 2006

To:      Countrywide Home Loans, Inc.
         Attention: Documentation Unit


From:    Lehman Brothers Special Financing Inc.
         Confirmations Group
         Kathy Tsang
         Facsimile: (+1) 646-885-9551 (United States of America)
         Telephone: 212-526-9080

Risk ID: 1353597L / Effort ID: 1126552 / Global Deal ID: 2747129

================================================================================

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.






                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


   General Terms:

        Trade Date:               14 November, 2006

        Effective Date:           30 November, 2006

        Termination Date:         25 November, 2011

                                  For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

        Notional Amount:          With respect to each Calculation Period, the
                                  lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of December 2006.

        Referenced Assets:        CWABS, Inc. Asset-Backed Certificates Series
                                  2006-22, Class 1-A (Cusip: 12666BAA3), Class
                                  2-A-1 (Cusip: 12666BAB1), Class 2-A-2
                                  (Cusip: 12666BAC9), Class 2-A-3 (Cusip:
                                  12666BAD7), Class 2-A-4 (Cusip: 12666BAE5),
                                  Class M-1 (Cusip: 12666BAF2), Class M-2
                                  (Cusip: 12666BAG0), Class M-3 (Cusip:
                                  12666BAH8), Class M-4 (Cusip: 12666BAJ4),
                                  Class M-5 (Cusip: 12666BAK1), Class M-6
                                  (Cusip: 12666BAL9), Class M-7 (Cusip:
                                  12666BAM7), Class M-8 (Cusip: 12666BAN5),
                                  Class M-9 (Cusip: 12666BAP0), Class B
                                  (Cusip: 12666BAQ8).

        Principal Balance:        As reported on Bloomberg Financial Services,
                                  Inc. ("Bloomberg"): by entering the Cusip,
                                  <Mtge>, type "pdi4", <Go>. If Bloomberg fails
                                  to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation
                                  Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of 01 November, 2006, by and among CWABS Inc.
                                  as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide
                                  Home Loans, Inc. as a seller, Countrywide
                                  Home Loans Servicing L.P. as master servicer and The Bank of New York as trustee.


       Risk ID: 1353597L / Effort ID: 1126552 / Global Deal ID: 2747129

   Floating Amounts:

        Floating Amount
        Payer:                    Party A

        Floating Amount
        Payer Period End
        Dates: The 25th calendar day of each month, from and including 25 December, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

        Floating Amount
        Payer Payment
        Dates: One (1) Business Days prior to each Floating Amount Payer Period End Date.

        Floating Rate
        Option:                   USD-LIBOR-BBA

        Designated
        Maturity:                 1 month

        Spread:                   Inapplicable

        Floating Rate Day
        Count Fraction:           Actual/360

        Reset Dates:              The first day of each Calculation Period

   Fixed Amounts:

        Fixed Amount
        Payer:                    Party B

        Fixed Amount Payer
        Period End Dates:         The 25th calendar day of each month, from
                                  and including 25 December, 2006 to and
                                  including the Termination Date, with No
                                  Adjustment of Period End Dates.

        Fixed Amount Payer
        Payment Dates:            The 25th calendar day of each month, from
                                  and including 25 December, 2006 to and
                                  including the Termination Date, subject to adjustment in accordance with the Following
                                  Business Day Convention.

        Fixed Rate:               5.20% per annum

        Fixed Rate Day
        Count Fraction:           30/360

   Business Days:                 New York

   Additional Payment:            Party A shall pay Party B the sum of USD
                                  3,600,000.00 on 16 November, 2006, subject
                                  to adjustment in accordance with the
                                  Following Business Day Convention.


       Risk ID: 1353597L / Effort ID: 1126552 / Global Deal ID: 2747129

     Additional Provision:

         Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                                  Where,

                                  Net Payment Amount shall mean, for a
                                  Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

   Miscellaneous:

        Calculation Agent:        As stated in the Agreement.

        Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

   Account Details:

        Account Details of
        Party A:                  JPMorgan Chase Bank, New York
                                  ABA #: 021000021
                                  A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543

        Account Details of
        Party B:                  As per Party B's standard settlement
                                  instructions.


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.



Yours sincerely,                             Accepted and agreed to:

Lehman Brothers Special Financing Inc.       Countrywide Home Loans, Inc.

/s/ Anatoly Kozlov
                                             By: /s/ Ellen Coleman
                                             Name:  Ellen Colemen
                                             Title: Executive Vice President


       Risk ID: 1353597L / Effort ID: 1126552 / Global Deal ID: 2747129

                                  Appendix A

*Calculation Periods      *Calculation Periods up              Notional
from and including        to but excluding                 Amount (USD)
11/30/2006                12/25/2006                      1,552,800,000
12/25/2006                1/25/2007                       1,538,860,627
1/25/2007                 2/25/2007                       1,523,155,453
2/25/2007                 3/25/2007                       1,505,703,258
3/25/2007                 4/25/2007                       1,486,529,425
4/25/2007                 5/25/2007                       1,465,665,968
5/25/2007                 6/25/2007                       1,443,146,881
6/25/2007                 7/25/2007                       1,419,506,025
7/25/2007                 8/25/2007                       1,394,313,712
8/25/2007                 9/25/2007                       1,368,205,545
9/25/2007                 10/25/2007                      1,340,655,711
10/25/2007                11/25/2007                      1,311,583,716
11/25/2007                12/25/2007                      1,088,910,340
12/25/2007                1/25/2008                       1,062,374,204
1/25/2008                 2/25/2008                       1,034,858,097
2/25/2008                 3/25/2008                       1,006,441,217
3/25/2008                 4/25/2008                         977,206,449
4/25/2008                 5/25/2008                         947,629,667
5/25/2008                 6/25/2008                         917,834,886
6/25/2008                 7/25/2008                         889,063,261
7/25/2008                 8/25/2008                         861,281,603
8/25/2008                 9/25/2008                         834,457,833
9/25/2008                 10/25/2008                        808,560,937
10/25/2008                11/25/2008                        783,560,937
11/25/2008                12/25/2008                        568,547,130
12/25/2008                1/25/2009                         540,064,127
1/25/2009                 2/25/2009                         513,226,406
2/25/2009                 3/25/2009                         487,938,524
3/25/2009                 4/25/2009                         464,110,800
4/25/2009                 5/25/2009                         441,658,956
5/25/2009                 6/25/2009                         427,574,128
6/25/2009                 7/25/2009                         414,009,660
7/25/2009                 8/25/2009                         400,948,433
8/25/2009                 9/25/2009                         388,373,927
9/25/2009                 10/25/2009                        376,270,183
10/25/2009                11/25/2009                        364,151,313
11/25/2009                12/25/2009                        233,313,297
12/25/2009                1/25/2010                         228,818,537
1/25/2010                 2/25/2010                         224,408,902
2/25/2010                 3/25/2010                         220,082,794
3/25/2010                 4/25/2010                         215,838,650
4/25/2010                 5/25/2010                         211,674,934
5/25/2010                 6/25/2010                         207,590,137
6/25/2010                 7/25/2010                         203,582,777
7/25/2010                 8/25/2010                         199,651,402


       Risk ID: 1353597L / Effort ID: 1126552 / Global Deal ID: 2747129

8/25/2010                 9/25/2010                         195,794,591
9/25/2010                 10/25/2010                        192,010,938
10/25/2010                11/25/2010                        188,299,071
11/25/2010                12/25/2010                        184,656,576
12/25/2010                1/25/2011                         181,082,842
1/25/2011                 2/25/2011                         177,576,982
2/25/2011                 3/25/2011                         174,137,719
3/25/2011                 4/25/2011                         170,763,804
4/25/2011                 5/25/2011                         167,454,010
5/25/2011                 6/25/2011                         164,207,132
6/25/2011                 7/25/2011                         161,021,984
7/25/2011                 8/25/2011                         157,896,768
8/25/2011                 9/25/2011                         154,831,005
9/25/2011                 10/25/2011                        151,823,581
10/25/2011                11/25/2011                        148,873,395

*with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.


       Risk ID: 1353597L / Effort ID: 1126552 / Global Deal ID: 2747129